SUPPLEMENT TO THE PROSPECTUS

The following information supplements and supersedes any contrary information contained in the Prospectus:

At a special meeting of shareholders scheduled for June 22, 1999, shareholders of the Fund will be asked to approve a proposal to change the investment management fee for the Fund, which is currently calculated by adding a group fee to a specific fee, to a new specific fee at the annual rate of 0.70% of net assets up to $1 billion, 0.65% of net assets over $1 billion and up to $2 billion, 0.60% of net assets over $2 billion and up to $3 billion, and 0.55% of net assets over $3 billion.



To be attached to the cover page of the Class A and Class Y Prospectus of:

     United Asset Strategy Fund, Inc. dated January 31, 1999
     United Continental Income Fund, Inc. dated June 30, 1998
     United Retirement Shares, Inc. dated September 30, 1998
     United Vanguard Fund, Inc. dated January 31, 1999

This Supplement is dated March 4, 1999.

NUS 2100D